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                                                                    Exhibit 10.2


                        INCENTIVE STOCK OPTION AGREEMENT



         THIS AGREEMENT, dated _______________, 2001 ("Effective Date"), is made by and between Price Legacy Corporation, a Maryland corporation hereinafter referred to as "Company," and _______________________, hereinafter referred to as "Optionee":

         WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $0.0001 par value Common Stock;

         WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

         WHEREAS, the Committee, appointed to administer the Plan, has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Incentive Stock Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE 1.
                                   DEFINITIONS

         Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan.

         ARTICLE 1.1 CHANGE IN CONTROL.

                (a) any Person (as defined below) is or becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities. For purposes of this Agreement, (A) the term "Person" is used as such term is used in Sections 13(d) and 14(d) of the Exchange Act; provided, however, that the term shall not include the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and any corporation owned, directly or indirectly, by the stockholders of the Company, in substantially the same proportions as their ownership of stock of the Company, and (B) the term

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"Beneficial Owner" shall have the meaning given to such term in Rule 13d-3 under the Exchange Act;

                (b) during any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Sections 2(a), (c) or (d)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (hereinafter referred to as "Continuing Directors"), cease for any reason to constitute at least a majority thereof;

                (c) the Company consummates a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                (d) complete liquidation of the Company or a sale or disposition by the Company of all or substantially all of the Company's assets.

         ARTICLE 1.2 INCENTIVE STOCK OPTION. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

         ARTICLE 1.3 OPTION. "Option" shall mean the incentive stock option to purchase Common Stock of the Company granted under this Agreement.

         ARTICLE 1.4 PLAN. "Plan" shall mean the Amended and Restated Price Legacy Corporation 2001 Stock Option and Incentive Plan.

         ARTICLE 1.5 SECRETARY. "Secretary" shall mean the Secretary of the Company.

                                   ARTICLE 2.
                                 GRANT OF OPTION

         ARTICLE 2.1 GRANT OF OPTION. In consideration of the Optionee's agreement to provide services to the Company or its Subsidiaries, and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of ____________ shares of its $0.0001 par value Common Stock upon the terms and conditions set forth in this Agreement.

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         ARTICLE 2.2 PURCHASE PRICE. The purchase price of the shares of stock covered by the Option shall be $ per share without commission or other charge; PROVIDED, HOWEVER, that the price per share of the shares subject to the Option shall not be less than the greater of (i) 100% of the Fair Market Value of a share of Common Stock on the Effective Date, or (ii) 110% of the Fair Market Value of a share of Common Stock on the Effective Date in the case of an Optionee then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code).

         ARTICLE 2.3 CONSIDERATION TO COMPANY. In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause.

         ARTICLE 2.4 ADJUSTMENTS IN OPTION. The Committee shall make adjustments with respect to the Option in accordance with the provisions of Section 11.3 of the Plan.

                                   ARTICLE 3.
                            PERIOD OF EXERCISABILITY

         ARTICLE 3.1 COMMENCEMENT OF EXERCISABILITY.

                (a) Subject to subsection (b) and Section 3.4, the Option shall become exercisable in installments as follows:

                   (i) *The first installment consisting of fifty percent (50%) of the shares covered by the Option shall become exercisable and vested on the grant date.

                   (ii) The balance shall become exercisable and vested ratably through December 31, 2003.

                (b) No portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

         ARTICLE 3.2 DURATION OF EXERCISABILITY.

         The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

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         ARTICLE 3.3 EXPIRATION OF OPTION.

         The Option may not be exercised to any extent by anyone after the first to occur of the following events:

                (a) The expiration of ten (10) years and one day from the date the Option was granted; or

                (b) The expiration of three (3) months from the date of the Optionee's Termination of Employment unless such Termination of Employment results from his death or his disability (within the meaning of Section 22(e)(3) of the Code) provided that if the Optionee dies within said three (3) month period, the period shall be extended to end twelve (12) months from the date of Optionee's death; or

                (c) The expiration of twelve (12) months from the date of the Optionee's Termination of Employment by reason of his disability (within the meaning of Section 22(e)(3) of the Code) or death provided that if the Optionee dies within said twelve (12) month period, the period shall be extended to end twelve (12) months from the date of Optionee's death.

         ARTICLE 3.4 ACCELERATION OF EXERCISABILITY.

                (a) Notwithstanding Section 3.1(a), in the event of a Change in Control, the Option shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to the Option, and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

                (b) The Committee may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated Change in Control.

         ARTICLE 3.5 SPECIAL TAX CONSEQUENCES. The Optionee acknowledges that, to the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code), including the Option, are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any parent corporation thereof (within the meaning of Section 422 of the Code)) exceeds $100,000, the Option and such other options shall be treated as not qualifying under Section 422 of the Code but rather shall be taxed as non-qualified stock options. The Optionee further acknowledges that the rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair

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Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

                                   ARTICLE 4.
                               EXERCISE OF OPTION

         ARTICLE 4.1 PERSON ELIGIBLE TO EXERCISE. Except as provided in Section 5.2, during the lifetime of the Optionee, only he may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under
Section 3.3, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         ARTICLE 4.2 PARTIAL EXERCISE. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for whole shares only.

         ARTICLE 4.3 MANNER OF EXERCISE. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

                (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion; and

                (b) Full cash payment to the Secretary of the Company for the shares with respect to which such Option or portion is exercised; or

                    (i) With the consent of the Committee, (A) shares of the Company's Common Stock owned by the Optionee for at least six months, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (B) shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of exercise of the Option or any portion thereof equal to the aggregate exercise price of the Option or exercised portion thereof; or

                    (ii) With the consent of the Committee, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or


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                    (iii)  With the consent of the Committee, property of any
kind which constitutes good and valuable consideration; or

                    (iv) With the consent of the Committee, a notice that the Optionee has placed a market sell order with a broker with respect to shares of the Company's Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or

                    (v) With the consent of the Committee, any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii), and
(iv); and

                (c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its sole discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection
(c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

                (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; with the consent of the Committee, (i) shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer, with a Fair Market Value on the date of delivery equal to the sums required to be withheld, or (ii) shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option with a Fair Market Value on the date of exercise of the Option or any portion thereof equal to the sums required to be withheld, may be used to make all or part of such payment; PROVIDED, that the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Option (or which may be repurchased from the Optionee of such Option within six months after

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such shares of Common Stock were acquired by the Optionee from the Company) in order to satisfy the Optionee's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Option shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income; and

                (e) In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

         ARTICLE 4.4 CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

                (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its sole discretion, deem necessary or advisable; and

                (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable; and

                (d) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon exercise of the Option; and

                (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

         ARTICLE 4.5 RIGHTS AS STOCKHOLDER. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

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                                   ARTICLE 5.
                                OTHER PROVISIONS

         ARTICLE 5.1 ADMINISTRATION. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

         ARTICLE 5.2 OPTION NOT TRANSFERABLE. Neither the Option nor any interest or right therein or part thereof shall be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. Notwithstanding the foregoing the Option may be transferred by the Optionee, in writing and with prior written notice to the Committee, by gift, without the receipt of any consideration, to a member of the Optionee's immediate family, as defined in Rule 16a-1 under the Exchange Act, or to a trust for the exclusive benefit of, or any other entity owned solely by, such members, provided, that the Option shall continue to be subject to all of the terms and conditions as applicable to the original Optionee, and the transferee shall execute any and all such documents requested by the Committee in connection with the transfer, including without limitation to evidence the transfer and to satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

         ARTICLE 5.3 SHARES TO BE RESERVED. The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

         ARTICLE 5.4 NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address

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for notices to be given to him. Any notice which is required to be given to the
Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service; provided, however, that any notice to be given by the Optionee relating to the exercise of the Option or any portion thereof shall be deemed duly given upon receipt by the Secretary or his office.

         ARTICLE 5.5 TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

         ARTICLE 5.6 CONSTRUCTION. This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.

         ARTICLE 5.7 CONFORMITY TO SECURITIES LAWS. The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, the applicable exemptive conditions of Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

         ARTICLE 5.8 AMENDMENTS. This Agreement and the Plan may be amended without the consent of the Optionee provided that such amendment would not impair any rights of the Optionee under this Agreement. No amendment of this Agreement shall, without the consent of the Optionee, impair any rights of the Optionee under this Agreement.

         ARTICLE 5.9 INVALID PROVISION. The invalidity or unenforceability of any particular provision hereof shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

         ARTICLE 5.10 EFFECT OF OPTIONS UPON OTHER COMPENSATION PLANS. The Option and any payments with respect thereto shall not constitute "compensation" for purposes of any pension, welfare or other benefit plan or policy of the Company unless provided for therein.

         ARTICLE 5.11 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         ARTICLE 5.12 ASSIGNMENT. Except as otherwise provided herein, the Company's rights and obligations hereunder may be assigned to any Company Subsidiary or to any successor


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pursuant to a merger, consolidation or similar event. Subject to the foregoing, this Agreement and the respective rights and obligations of the parties hereto shall inure to the benefit of and be binding upon, the successors and assigns of the parties.

         ARTICLE 5.13 NOTIFICATION OF DISPOSITION. The Optionee shall give prompt notice to the Company of any disposition or other transfer of any shares of stock acquired under this Agreement if such disposition or transfer is made
(a) within two (2) years from the Date of Grant with respect to such shares or
(b) within one (1) year after the transfer of such shares to him. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Optionee in such disposition or other transfer.


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         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                        PRICE LEGACY CORPORATION



                                        By:
                                           -------------------------------------


                                        Its:
                                            ------------------------------------

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         Optionee

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         Address

Optionee's Taxpayer
Identification Number:


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